                    First Amendment to Shareholders Agreement

         This First Amendment to the Shareholders Agreement (the "Shareholders Agreement") dated as of July 18, 1997 by and among Moldflow Corporation, a Delaware corporation (the "Company"), and the individuals listed on Schedule I thereto (the "Shareholders"), is dated as of the 24th day of October, 1997 (the "First Amendment") by and among the Company and the Shareholders, and amends the Shareholders Agreement.

         WHEREAS, pursuant to Section 2.b. of the Shareholders Agreement, the Company has granted to certain Shareholders certain registration rights contained in Schedule II thereto; and

         WHEREAS, the Company and the Shareholders desire to amend the Shareholders Agreement to include the shares of Common Stock held by Thomas Investments Australia Pty. Ltd., Helmet Investments Australia Pty. Ltd., Floatflow Pty. Ltd., JTC Investment Management Pty. Ltd., Westpac Custodian Nominees Limited (as nominee for NJI No. 1(A) Investment Fund), Westpac Custodian Nominees Limited (as nominee for NJI No. 1(B) Investment Fund), Ampersand Specialty Materials and Chemicals III Companion Fund, and Mazza & Riley, Inc. as Registrable Shares pursuant to Schedule II;

         NOW THEREFORE, the parties agree as follows.

1. Amendment of Shareholders Agreement. The Shareholders Agreement is hereby amended by deleting the paragraph defining the term Registerable Shares found in Section 1 of Schedule II in its entirety, and substituting the following therefor:

         REGISTRABLE SHARES means (i) the shares of Common Stock held by the Shareholders, (ii) the shares of Common Stock issued or issuable upon exercise of conversion of the securities held by the Shareholders, and (iii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events). Wherever reference is made in this Agreement to a request or consent of Holders of a certain percentage of Registrable Shares, or to a number of percentage of Registrable Shares held by Holder, such reference shall include shares of Common Stock issuable upon exercise of conversion of the securities held by the Shareholders even though such exercise or conversion has not yet been effected.

2. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Shareholders Agreement to be executed as an instrument under seal as of the date first set forth above.

SIGNED for and on behalf of MOLDFLOW     )
CORPORATION                              )
in the presence of                       )


/s/ Marc Dulude
------------------------------
President


Marc Dulude
------------------------------
Name of president (print)


SIGNED for and on behalf of THOMAS       )
INVESTMENTS AUSTRALIA PTY LTD            )
by a director in the presence of         )


------------------------------                ------------------------------
Witness                                       Director


------------------------------                ------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of HELMET                )
INVESTMENTS AUSTRALIA PTY LTD is         )
affixed in accordance with its articles  )
of association in the presence of        )


------------------------------                ------------------------------
Secretary                                     Director


------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Shareholders Agreement to be executed as an instrument under seal as of the date first set forth above.

SIGNED for and on behalf of MOLDFLOW     )
CORPORATION                              )
in the presence of                       )



------------------------------
President



------------------------------
Name of president (print)


SIGNED for and on behalf of THOMAS       )
INVESTMENTS AUSTRALIA PTY LTD            )
by a director in the presence of         )


/s/ Nevill Antony Sherburn                    /s/ A. Roland Thomas
------------------------------                ------------------------------
Witness                                       Director


Nevill Antony Sherburn                        A. Roland Thomas
------------------------------                ------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of HELMET                )
INVESTMENTS AUSTRALIA PTY LTD is         )                [SEAL]
affixed in accordance with its articles  )
of association in the presence of        )


/s/ Pauline M. Healy                          /s/ Peter Kennedy
------------------------------                ------------------------------
Secretary                                     Director


Pauline M. Healy                              Peter Kennedy
------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)

SIGNED for and on behalf of FLOATFLOW    )                [SEAL]
PTY LTD by a director in the presence of )


/s/ Deborah Bordonaro                         /s/ Paul Bordonaro
------------------------------                ------------------------------
Witness                                       Director


Deborah Bordonaro                             Paul Bordonaro
------------------------------                ------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of JTC                   )
INVESTMENT MANAGEMENT PTY is             )
affixed in accordance with its articles  )
of association in the presence of        )



------------------------------                ------------------------------
Secretary                                     Director



------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)


THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (as nominee   )
for NJI No. 1(A) Investment Fund)        )
is affixed in accordance with its        )
articles of association in the           )
presence of                              )



------------------------------                ------------------------------
Secretary                                     Director



------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)

SIGNED for and on behalf of FLOATFLOW    )
PTY LTD by a director in the presence of )



------------------------------                ------------------------------
Witness                                       Director



------------------------------                ------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of JTC                   )
INVESTMENT MANAGEMENT PTY is             )
affixed in accordance with its articles  )
of association in the presence of        )



------------------------------                ------------------------------
Secretary                                     Director



------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)


THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (as nominee   )
for NJI No. 1(A) Investment Fund)        )
is affixed in accordance with its        )
articles of association in the           )             [SEAL]
presence of                              )


                                              /s/ illegible
                                              --------------------------------
                                              Director


                                              /s/ illegible
                                              --------------------------------
                                              Name of director (print)

THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (as nominee   )
for NJI No. 1(A) Investment Fund)        )             [SEAL]
is affixed in accordance with its        )
articles of association in the           )
presence of                              )














SIGNED for and on behalf of AMPERSAND    )
SPECIALTY MATERIALS AND                  )
CHEMICALS II, LIMITED PARTNERSHIP        )
by its general partner ASMC II Management)
Company LP by its general partner        )
ASMC-II MCLP LLP                         )


                                              ------------------------------
                                              Director and General Partner


                                              ------------------------------
                                              Name of director (print)


SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III, LIMITED PARTNERSHIP        )
by its general partner ASMC III Management)
Company LP by its general partner         )
ASMC-II MCLP LLP                          )


                                              ------------------------------
                                              Director and General Partner


                                              ------------------------------
                                              Name of director (print)

THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (as nominee   )
for NJI No. 1(A) Investment Fund)        )
is affixed in accordance with its        )
articles of association in the           )
presence of                              )



------------------------------                ------------------------------
Secretary                                     Director



------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)


SIGNED for and on behalf of AMPERSAND    )
SPECIALTY MATERIALS AND                  )
CHEMICALS II, LIMITED PARTNERSHIP        )
by its general partner ASMC II Management)
Company LP by its general partner        )
ASMC-II MCLP LLP                         )


                                              /s/ Charles D. Yie
                                              ------------------------------
                                              Director and General Partner


                                              Charles D. Yie
                                              ------------------------------
                                              Name of director (print)


SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III, LIMITED PARTNERSHIP        )
by its general partner ASMC III Management)
Company LP by its general partner         )
ASMC-II MCLP LLP                          )


                                              /s/ Charles D. Yie
                                              ------------------------------
                                              Director and General Partner


                                              Charles D. Yie
                                              ------------------------------
                                              Name of director (print)

SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III, LIMITED PARTNERSHIP        )
by its general partner ASMC III Management)
Company LP by its general partner         )
ASMC-II MCLP LLP                          )


                                              /s/ Charles D. Yie
                                              ------------------------------
                                              Director and General Partner


                                              Charles D. Yie
                                              ------------------------------
                                              Name of director (print)


SIGNED for and on behalf of MAZZA &      )
RILEY, INC.                              )


                                              ------------------------------
                                              Director and General Partner



                                              ------------------------------
                                              Name (print)

SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III, LIMITED PARTNERSHIP        )
by its general partner ASMC III Management)
Company LP by its general partner         )
ASMC-II MCLP LLP                          )



                                              ------------------------------
                                              Director and General Partner



                                              ------------------------------
                                              Name of director (print)


SIGNED for and on behalf of MAZZA &      )
RILEY, INC.                              )


                                              /s/ David B. Mazza
                                              ------------------------------
                                              Treasurer



                                              David B. Mazza
                                              ------------------------------
                                              Name (print)

SIGNED for and on behalf of FLOATFLOW    )
PTY LTD by a director in the presence of )



------------------------------                ------------------------------
Witness                                       Director



------------------------------                ------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of JTC                   )
INVESTMENTS MANAGEMENT PTY is            )               [SEAL]
affixed in accordance with its articles  )
of association in the presence of        )


/s/ J.H. Beale                                /s/ G. Lorentzen
------------------------------                ------------------------------
Secretary                                     Director


J.H. Beale                                    G. Lorentzen
------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)


THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (as nominee   )
for NJI No. 1(A) Investment Fund)        )
is affixed in accordance with its        )
articles of association in the           )
presence of                              )



------------------------------                ------------------------------
Secretary                                     Director



------------------------------                ------------------------------
Name of secretary (print)                     Name of director (print)


                                       3